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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
BORGWARNER INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

      ☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

BORGWARNER INC.

INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

Auburn Hills, Michigan
March 23, 2007

Dear Stockholder:

BorgWarner Inc. will hold its Annual Meeting of Stockholders at the Company’s headquarters located at 3850 Hamlin Road, Auburn Hills, Michigan, 48326, on April 25, 2007, at 9:00 a.m., local time, for the following purposes:

1.	To elect the nominees for Class II Directors to serve for the next three years;
(Item 1 on the Proxy Card);

2.	To vote upon a stockholder proposal concerning director elections;
(Item 2 on the Proxy Card);

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for 2007; and
(Item 3 on the Proxy Card); and

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Your Board of Directors recommend that you vote “FOR” Item 1, “FOR” Item 3 and “AGAINST” Item 2. These proposals are described in the proxy statement that already has been sent to you. Our proxy statement and our 2006 annual report to stockholders are available online by going to www.borgwarner.com>investor information. You also may contact John Gasparovic, Vice President, General Counsel and Secretary, or Laurene Horiszny, Chief Compliance Officer, at (248) 754-9200 to obtain copies of our annual report and proxy statement.

Only BorgWarner stockholders of record at the close of business on March 2, 2007 are entitled to vote at the meeting or any adjournment or postponement thereof. YOU MAY VOTE BY:

•	Signing and returning the accompanying proxy card
OR
•	Voting by telephone or by the Internet (see the enclosed proxy card for instructions)
OR
•	Voting in person at the meeting (if you are a stockholder of record)

Thank you for your cooperation and continued support.

BorgWarner Inc.

This Proxy is Solicited by the Board of Directors in Connection
With the Annual Meeting of Stockholders

9:00 A.M. (local time)

April 25, 2007

PLACE:	BorgWarner Inc.
3850 Hamlin Road
Auburn Hills, Michigan 48326

    PROXY: JOHN J. GASPAROVIC and LAURENE H. HORISZNY and each of them, are hereby appointed by the undersigned as attorneys and proxies with full power of substitution, to vote all the shares of Common Stock held of record by the undersigned on March 2, 2007 at the Annual Meeting of Stockholders of BorgWarner Inc. or at any adjournment(s) of the meeting, on each of the items on the reverse side and in accordance with the directions given therein.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY
Address Change/Comments (Mark the corresponding box on the reverse side)

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You can now access your BorgWarner account online.

Access your BorgWarner stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC, Transfer Agent for BorgWarner, now makes it easy and convenient to get current information on your stockholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect® is a registered trademark of Mellon Investor Services LLC

***TRY IT OUT***
www.melloninvestor.com/isd/
Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

IF NO CHOICE IS SPECIFIED, this Proxy will be voted “FOR” the election of all listed nominees, “AGAINST” Proposal 2 and "FOR" Proposal 3, all in accordance with the recommendations of a majority of the Board of Directors.
Please Mark Here for Address ☐ Change or Comments SEE REVERSE SIDE

1.	Election of three Class II Directors:	for all nominees	withhold authority
		listed (except as indicated)	to vote for all nominees listed
	01 Jere A. Drummond	☐	☐
02 Timothy M. Manganello
03 Ernest J. Novak, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)
		FOR	AGAINST	ABSTAIN
2.	To vote upon a stockholder proposal concerning director elections.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To ratify the appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for the Company for 2007.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Dated:	__________________________________________2007

Signature
Signature if held jointly

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
Internet http://www.proxyvoting.com/bwa Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone,you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSM for Fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement on the internet at www.borgwarner.com